SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 22, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

Indiana                         1-5627                       13-5158950
---------------                 ------------                 -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
organization)

                4 West Red Oak Lane
                White Plains, New York                       10604
        ----------------------------------------             -------------------
        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)

ITEM 9 and ITEM 12. Regulation FD Disclosure and Results of
                    Operations and Financial Condition

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition." This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 22, 2004, ITT Industries, Inc. issued a press release providing its financial results for the first quarter of 2004 and updating its previously announced full year 2004 guidance. A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

Exhibit Index

(99.1) Press release dated April 22, 2004 issued by ITT Industries, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ITT INDUSTRIES, INC.

                                              By:  /s/ Kathleen S. Stolar
                                                   --------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: April 22, 2004